UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

SOUTHEASTERN BANKING CORPORATION

(Exact name of registrant as specified in its charter)

GEORGIA	2-83157	58-1423423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. BOX 455, 1010 NORTHWAY STREET, DARIEN, GEORGIA	31305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(912) 437-4141

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 21, 2004, the Registrant released earnings for the third quarter of 2004. The News Release is furnished herewith as Exhibit 99.1 and incorporated by reference in this Item 2.02. All information is presented as of the News Release date; the Registrant disclaims any obligation to update said information in the future except as required by law.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Number	Exhibit
99.1	News Release

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHEASTERN BANKING CORPORATION
(Registrant)

By:	/s/ ALYSON G. BEASLEY
Alyson G. Beasley, Vice President & Treasurer

Date: October 21, 2004

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